U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2008

AMIWORLD, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52742	20-5928518
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

60 E. 42nd Street, Suite 1225

New York, NY 10165

(Address of principal executive offices)

(212) 557-0223

(Issuer’s Telephone Number)

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

             Our Press Release relating to our recent closing of our private offering is attached as Exhibit 99.2 and is hereby incorporated. Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included herewith:

Exhibit No.	Description

99.2	Press Release dated August 14, 2008 advising of the closing of our recent private offering

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008

AMIWORLD, INC.
(Registrant)

By: s/Mamoru Saito________________ Mamoru Saito, Chief Executive Officer

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